EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mawson Infrastructure Group Inc. (the “Company”) for the period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James Manning, Chief Executive Officer of the Company, and Hetal Majithia, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MAWSON INFRASTRUCTURE GROUP INC.

Date: November 15, 2021	By:	/s/ James Manning
James Manning
Chief Executive Officer
(Principal Executive Officer)

MAWSON INFRASTRUCTURE GROUP INC.

Date: November 15, 2021	By:	/s/ Hetal Majithia
Hetal Majithia
Chief Financial Officer
(Principal Financial Officer)